Note 10 - Leases - Lease-related Assets and Liabilities (Details) - USD ($) $ in Thousands		Dec. 31, 2019	Dec. 31, 2018
Operating lease assets		$ 3,699
Current - operating		827
Noncurrent - operating		1,932
Total lease liabilities		$ 2,759
Weighted-average remaining lease term - operating leases (years) (Year)		6 years
Weighted-average discount rate - operating leases (1)	[1]	2.14%
Property and Equipment, Net [Member]
Operating lease assets		$ 2,742

[1]	Discount rates used for existing leases were established at January 1, 2019, which was the date of the Company's initial adoption of ASU 2016-02. As most of the Company's leases do not provide an implicit rate, the Company uses its incremental borrowing rate based on the rate of interest the Company would have to pay on a collateralized basis to borrow an amount equal to the lease payments under similar terms.